SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 27, 2000



                           UNITED ROAD SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


              Delaware                    000-24019             94-3278455
     (State or Other Jurisdiction of      (Commission          (IRS Employer
              Incorporation)               File Number)      Identification No.)


                 17 Computer Drive West, Albany, New York 12205
               (Address of Principal Executive Offices) (Zip Code)


        Registrant telephone number, including area code: (518) 446-0140


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Item 5.  Other Events

                  United Road Services, Inc. (the "Company") announced today that Donald J. Marr has resigned his position as the Company's Chief Financial Officer effective September 30, 2000. Mr. Marr is leaving the Company to pursue other interests.

                  The Company has initiated an executive search for a new Chief Financial Officer. Until a new Chief Financial Officer is hired, Michael T. Moscinski, the Company's Vice President and Corporate Controller, will serve as interim Chief Accounting Officer and will assume additional responsibilities with respect to the Company's financial operations, working closely with the board and the other members of the Company's executive management team.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of September, 2000.


                                           UNITED ROAD SERVICES, INC.



                                           By:   /s/ Gerald R. Riordan
                                              ----------------------------------
                                                 Name:  Gerald R. Riordan
                                                 Title:  Chief Executive Officer